SECOND AMENDMENT AND WAIVER, dated as of August 2, 1996
(this "Amendment and Waiver"), to:

          (a) the Term Loan Agreement, dated as of July 17, 1995, as amended (the "Existing Term Loan Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Term Loan Agreement") among SPECIALTY FOODS CORPORATION, a Delaware corporation (the "Term Loan Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Term Loan Lenders"), and THE CHASE MANHATTAN BANK (formerly, Chemical Bank), a New York banking corporation, as administrative agent for the Term Loan Lenders (the "Administrative Agent"); and

          (b) the Revolving Credit Agreement dated as of August 16, 1993 and amended and restated as of July 17, 1995, as amended (the "Existing Revolving Credit Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Revolving Credit Agreement"), among each of the subsidiaries of SPECIALTY FOODS CORPORATION signatory thereto (collectively, the "Revolving Credit Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Revolving Credit Lenders") and the Administrative Agent.


                      W I T N E S S E T H :


          WHEREAS, the Term Loan Borrower, the
Administrative Agent and the Term Loan Lenders wish to amend and waive certain terms of the Existing Term Loan Agreement in the manner provided for herein; and

          WHEREAS, the Revolving Credit Borrowers, the
Administrative Agent and the Revolving Credit Lenders wish to amend and waive certain terms of the Existing Revolving
Credit Agreement in the manner provided for herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


                    SECTION I.  Definitions.


          1. Defined Terms. Unless otherwise defined in this Amendment and Waiver, terms which are defined in the Existing Term Loan Agreement and Existing Revolving Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Existing Term Loan Agreement.
SECTION II.  Amendment and Waiver of Certain Terms in
Existing Term Loan Agreement.

          1.  Amendments to Subsection 1.1.  (a) The
definition of the term "Applicable Margin" contained in subsection 1.1 of the Existing Term Loan Agreement is hereby amended to read in its entirety as follows:

               "'Applicable Margin':  for each Type of Term
Loan, (a) until the Second Amendment Effective Date, the rate per annum set forth under the relevant column heading below:

               ABR Loans           Eurodollar Loans

                   1-1/4%                  2-1/4%

     and (b) from and including the Second Amendment
Effective Date, the rate per annum set forth under the relevant column heading below:

               ABR Loans           Eurodollar Loans

               1-1/2%                     2-1/2%

          (b)  Subsection 1.1 of the Existing Term Loan
Agreement is hereby amended by adding thereto the following definitions, each in its proper alphabetical order:

               "'Second Amendment and Waiver':  the Second
Amendment and Waiver, dated as of August 2, 1996, to this Agreement and the Revolving Credit Agreement."

               "'Second Amendment Effective Date':  as
defined in the Second Amendment and Waiver."

          2.  Waiver of Subsection 6.1(a) (Consolidated
Total Indebtedness to Consolidated EBITDA).  The
Administrative Agent and the Term Loan Lenders hereby waive compliance by the Term Loan Borrower with subsection 6.1(a) of the Existing Term Loan Agreement for the 2nd Fiscal
Quarter in Fiscal Year 1996.

          3.  Waiver of Subsection 6.1(b) (Interest
Coverage).  The Administrative Agent and the Term Loan
Lenders hereby waive compliance by the Term Loan Borrower with subsection 6.1(b) of the Existing Term Loan Agreement for the 2nd Fiscal Quarter in Fiscal Year 1996.

          4.  Waiver of Subsection 6.1(c) (Fixed Charge
Coverage).  The Administrative Agent and the Term Loan
Lenders hereby waive compliance by the Term Loan Borrower with subsection 6.1(c) of the Existing Term Loan Agreement for the 2nd Fiscal Quarter in Fiscal Year 1996.
SECTION III.  Amendments to Existing Revolving Credit
Agreement.

          1. Amendment to Subsection 1.1. The definition of the term "Applicable Margin" contained in subsection 1.1 of the Existing Revolving Credit Agreement is hereby amended to read in its entirety as follows:

               "'Applicable Margin':  (a) for each Type of
Revolving Credit Loan and Swing Loan, until the Second
Amendment Effective Date, the rate per annum set forth under the relevant column heading below:

                            ABR Loans         Eurodollar Loans

    Revolving Credit Loan     1-1/4%              2-1/4%

    Swing Line Loan           1-1/4%                N/A

     (b) from and including the Second Amendment Effective
Date, the rate per annum set forth under the relevant column heading below:

                            ABR Loans           Eurodollar Loans

    Revolving Credit Loan    1-1/2%                   2-1/2%

    Swing Line Loan          1-1/2%                    N/A

          2.  Amendments to Term Loan Agreement.  In
accordance with subsection 9.1 of the Existing Term Loan Agreement and subsection 9.1 of the Existing Revolving Credit Agreement, each of the Revolving Credit Borrowers and the Lenders parties to this Amendment and Waiver consents and agrees to the amendment and waiver of terms of the Term Loan Agreement pursuant to this Amendment and Waiver, and each of the Revolving Credit Borrowers agrees to comply with the provisions of Section 6 of the Revolving Credit Agreement, with the references therein to the Term Loan Agreement being deemed to be references to the Term Loan Agreement as amended hereby.

SECTION IV.  Miscellaneous Provisions.

          1.  Consent to Amendment and Waiver.  Each
Required Lender hereby consents to the execution, delivery and performance of this Amendment and Waiver.

          2.  Conditions Precedent.  (a) This Amendment and
Waiver shall, become effective on and as of August 2, 1996
(the "Second Amendment Effective Date"), provided that each of the conditions precedent set forth below shall have been waived by or fulfilled to the satisfaction of the Administrative Agent on or prior to such date:

          (i) Amendment and Waiver. The Administrative Agent shall have received counterparts of this Amendment and Waiver, duly executed by the Term Loan Borrower, the Revolving Credit Borrowers and the Administrative Agent, and consented to by the Required Lenders.

          (ii)  Corporate Proceedings of the Borrower.  The
Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Term Loan Borrower authorizing or confirming the execution, delivery and performance of this Amendment and Waiver certified by the Secretary or an Assistant Secretary of the Borrower as of the Second Amendment Effective
Date and each such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked, or rescinded as of the date of such certificate.

          (iii)  Consents to Security Documents and
Guarantees. The Administrative Agent shall have received, with a counterpart for each Term Loan Lender, a Consent, in form and substance reasonably satisfactory to the Administrative Agent, of each party to any Security
Document acknowledging and consenting to the execution, delivery and performance of this Amendment and Waiver and the transactions contemplated hereby, in each case, executed and delivered by a duly authorized officer of such party.

          (iv) No Default or Event of Default. On and as of the Second Amendment Effective Date and after giving effect to this Amendment and Waiver, no Default or Event of Default shall have occurred and be continuing except to the extent and only to the extent waived herein.

          (v)  Representations and Warranties.  The
representations and warranties made by the Term Loan Borrower in the Term Loan Agreement after giving effect to this Amendment and Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and except to the extent and only to the extent waived herein; provided that all references to the Term Loan Agreement in such representations and warranties shall be and are deemed to mean this Amendment and Waiver as well as the Term Loan Agreement as amended hereby.

          (vi) Certificate. The Administrative Agent shall have received a Certificate of a Responsible Officer of the Term Loan Borrower certifying the matters referred to in paragraphs (iv) and (v) above.

          (vii) Other. The Administrative Agent shall have received copies of opinions, certificates, or agreements as shall reasonably be requested by the Administrative Agent or the Required Lenders.

          3.  Continuing Effect; No Other Amendments.
Except as expressly amended and waived hereby, all of the terms and provisions of the Term Loan Agreement and the Revolving Credit Agreement are and shall remain in full force and effect.

          4. Expenses. The Term Loan Borrower and the Revolving Credit Borrowers agree to reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to such Administrative Agent.

          5. Counterparts. This Amendment and Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          6.  GOVERNING LAW.  THIS AMENDMENT AND WAIVER
SHALL BE  GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              SPECIALTY FOODS CORPORATION,
                              as Term Loan Borrower


                              By:  /s/ SPECIALTY FOODS CORPORATION
                                Name:
                                Title:


                              B & G - DSD HOLDINGS, INC.,
                              as Revolving Credit Borrower


                              By:  /s/ B & G - DSD HOLDINGS, INC.
                                Name:
                                Title:


                              BELSEA HOLDINGS INC.,
                              as Revolving Credit Borrower


                              By:  /s/ BELSEA HOLDINGS INC.
                                Name:
                                Title:


                              BURNS & RICKER, INC.,
                              as Revolving Credit Borrower


                              By:  /s/ BURNS & RICKER, INC.
                                Name:
                                Title:


                              H & M FOOD SYSTEMS COMPANY, INC.,
                              as Revolving Credit Borrower


                              By:  /s/ H & M FOOD SYSTEMS COMPANY, INC.
                                Name:
                                Title:

                              METZ HOLDINGS, INC.,
                              as Revolving Credit Borrower


                              By:  /s/ METZ HOLDINGS, INC.
                                Name:
                                Title:


                              MOTHER'S CAKE AND COOKIE CO.,
                              as Revolving Credit Borrower


                              By:  /s/ MOTHER'S CAKE AND COOKIE CO.
                                Name:
                                Title:


                              SFFB HOLDINGS, INC.,
                              as Revolving Credit Borrower


                              By:  /s/ SFFB HOLDINGS, INC.
                                Name:
                                Title:


                              STELLA HOLDINGS, INC.,
                              formerly known as Stella Foods, Inc.,
                               as Revolving Credit Borrower


                              By:  /s/ STELLA HOLDINGS, INC.
                                Name:
                                Title:


                              THE BAGEL PLACE, INC.,
                              as Revolving Credit Borrower


                              By:  /s/ THE BAGEL PLACE, INC.
                                Name:
                                Title:
                              THE CHASE MANHATTAN BANK
                              (formerly, Chemical Bank),
                              as Administrative Agent and as a Lender


                              By:  /s/ THE CHASE MANHATTAN BANK
                                Name:
                                Title:


                              CONSENTED TO:


                              ABN AMRO Bank N.V.

                              By:  ABN AMRO North America, Inc.,
                              as agent


                              By:  /s/ ABN AMRO Bank N.V.
                                Name:
                                Title:


                              By:  /s/ ABN AMRO Bank N.V.
                                Name:
                                Title:


                              BANK OF AMERICA ILLINOIS


                              By:  /s/ BANK OF AMERICA ILLINOIS
                                Name:
                                Title:


                              THE BANK OF NEW YORK


                              By:  /s/ THE BANK OF NEW YORK
                                Name:
                                Title:
                              BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR


                              By:  /s/ BANQUE FRANCAISE DU COMMERCE
                                             EXTERIEUR
                                Name:
                                Title:


                              By:  /s/ BANQUE FRANCAISE DU COMMERCE
                                             EXTERIEUR
                                Name:
                                Title:


                              BANQUE PARIBAS


                              By:  /s/ BANQUE PARIBAS
                                Name:
                                Title:


                              By:  /s/ BANQUE PARIBAS
                                Name:
                                Title:


                              CAISSE NATIONALE DE CREDIT AGRICOLE
                                AGRICOLE


                              By:  /s/ CAISSE NATIONALE DE CREDIT
                                             AGROCOLE
                                Name:
                                Title:


                              CERES FINANCE LTD

                              By: Chancellor Senior Secured Management,Inc. as Financial Manager


                              By:  /s/ CERES FINANCE LTD
                                Name:
                                Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENNE


                              By:  /s/ COMPAGNIE FINANCIERE DE CIC ET DE
                                              L'UNION EUROPEENNE
                                Name:
                                Title:


                              By: :  /s/ COMPAGNIE FINANCIERE DE CIC ET DE
                                              L'UNION EUROPEENNE
                                Name:
                                Title:


                              FIRST INTERSTATE BANK OF TEXAS, N.A.


                              By:  /s/ FIRST INTERSTATE BANK OF TEXAS, N.A
                                Name:
                                Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ THE FIRST NATIONAL BANK OF BOSTON
                                Name:
                                Title:


                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By:  Merrill Lynch Asset Management, L.P.,
                              as Investment Advisor


                              By:  /s/ MERRILL LYNCH PRIME RATE PORTFOLIO
                                Name:
                                Title:


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                              By:  /s/ MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.
                                Name:
                                Title:


                              NATIONSBANK OF TEXAS N.A.


                              By:  /s/ NATIONSBANK OF TEXAS N.A
                                Name:
                                Title:


                              COOPERATIVE CENTRALE RAIFFISEN - BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH.


                              By:  /s/ COOPERATIVE CENTRALE RAIFFISEN -
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH
                                Name:
                                Title:


                              By:  /s/ COOPERATIVE CENTRALE RAIFFISEN -
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH
                                Name:
                                Title:


                              SENIOR HIGH INCOME PORTOFLIO, INC.


                              By:  /s/ SENIOR HIGH INCOME PORTOFLIO, INC.
                                Name:
                                Title:

                              SENIOR HIGH INCOME PORTOFLIO II, INC.


                              By:  /s/ SENIOR HIGH INCOME PORTOFLIO II, INC.
                                Name:
                                Title:


                              SOCIETE GENERALE, SOUTHWEST AGENCY


                              By:  /s/ SOCIETE GENERALE, SOUTHWEST AGENCY
                                Name:
                                Title:


                              STRATA FUNDING LTD.

                              By: Chancellor Senior Secured Management, Inc. as Financial Manager


                              By:  /s/ STRATA FUNDING LTD.
                                Name:
                                Title:


                              WELLS FARGO BANK, N.A.


                              By:  /s/ WELLS FARGO BANK, N.A.
                                Name:
                                Title:


                              SENIOR DEBT PORTFOLIO

                              By:  Boston Management and Research
                              as Investment Advisor


                              By:  /s/ SENIOR DEBT PORTFOLIO
                                Name:
                                Title:
                              EATON VANCE PRIME RATE RESERVE

                              By:  Boston Management and Research
                              as Investment Advisor


                              By:  /s/ EATON VANCE PRIME RATE RESERVE
                                Name:
                                Title: